Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VistaPrint Limited (the “Company”) for the fiscal quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Keane, Chief Executive Officer of the Company, and Harpreet Grewal, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2006	/s/ ROBERT S. KEANE
Robert S. Keane
Chief Executive Officer

Date: October 31, 2006	/s/ HARPREET GREWAL
Harpreet Grewal
Chief Financial Officer